SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 26, 1996

                     STRUCTURED ASSET SECURITIES CORPORATION

                    (AS DEPOSITOR UNDER THE TRUST AGREEMENT,
           DATED AS OF NOVEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-6)

                     STRUCTURED ASSET SECURITIES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              33-99598                        74-2440850
--------                              ---------                       ----------
(State or Other Jurisdiction         (Commission                (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

200 Vesey Street
New York, New York                                                       10285
------------------------------                                        ----------
(Address of Principal                                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 526-3305

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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

             20.1 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Distribution Report dated 12/26/96

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 30, 1996
                         STRUCTURED ASSET SECURITIES CORPORATION by First Trust National Association, as Trustee for Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6.

                         By: /s/ Eve Kaplan
                            ----------------------------------
                         Name:    Eve Kaplan
                         Title:   Vice President
                         Company: First Trust National Association


                                INDEX TO EXHIBITS
                                -----------------

  Exhibit                         Description
  -------                         -----------
    20.1 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-6, Distribution Report dated 12/26/96